UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                              Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

DEPOMED, INC.

(Name of Registrant as Specified in Its Charter)

HORIZON PHARMA PUBLIC LIMITED COMPANY

HORIZON PHARMA, INC.

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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Filed pursuant to Rule 14a-6

of the Securities Exchange Act of 1934, as amended

Filing by: Horizon Pharma Public Limited Company

Subject Company: Depomed, Inc.

SEC File No. of Depomed, Inc.: 001-13111

Fellow Depomed Shareholders: Please Note the Fast-Approaching Informal September 30 Target Date for Submitting Proxy Cards and/or Voting Instruction Forms for Calling Special Meetings to Remove and Replace the Current Depomed Board and Amend the Depomed Bylaws

Target Deadline Informal; Depomed Shareholders Will Be Able to Submit Proxies/Voting Instruction Forms and/or Revoke Proxies/Voting Instruction Forms After Target Deadline Until Horizon Pharma Submits Special Meeting Requests to Depomed Following Record Dates

September 25, 2015

Dear Fellow Depomed Shareholder:

Horizon Pharma plc (“Horizon Pharma” or “we”) reminds fellow Depomed, Inc. (“Depomed”) shareholders that the informal target date of Wednesday, September 30, 2015, for submitting their respective proxies and/or voting instructions is approaching in connection with the following proxy solicitations by Horizon Pharma:

•	WHITE proxy cards to join Horizon Pharma in calling an initial special meeting of Depomed shareholders to remove the current Depomed board of directors (the “Depomed Board”) and amend the Depomed bylaws (the “Removal and Bylaw Amendments Special Meeting”), and

•	BLUE proxy cards to join Horizon Pharma in calling a second, additional special meeting of Depomed shareholders to elect a slate of Horizon Pharma’s nominees to the Depomed Board, contingent on the Depomed Board’s removal at the prior meeting (the “Election Special Meeting” and together with the Removal and Bylaw Amendments Special Meeting, the “Special Meetings”).

We ask that shareholders wishing to join us in calling one or both of the Special Meetings submit completed, signed and dated applicable proxy cards to MacKenzie Partners, Inc. (“MacKenzie Partners”), our proxy solicitor, at 105 Madison Avenue, New York, NY 10016, Attn: Bob Marese.

YOUR SUPPORT IS EXTREMELY IMPORTANT – SUBMIT YOUR WHITE AND BLUE PROXY CARDS AND/OR VOTING INSTRUCTION FORMS BY THE INFORMAL TARGET DATE OF SEPTEMBER 30, 2015

Special Note for Depomed “Street Name” Shareholders

If your shares of Depomed common stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can sign the WHITE proxy card and the BLUE proxy card with respect to your Depomed common stock, and may do so only with your specific instructions to do so. Your bank, broker or other nominee has provided you with a single voting instruction form for purposes of voting on the matters set forth in both the WHITE proxy card and the BLUE proxy card. Please read and follow such single voting instruction form carefully if you wish to join us in calling one or both of the Special Meetings. Please also note that the single voting instruction form permits beneficial owners to “abstain” from voting on the matters set forth on the WHITE and BLUE proxy cards; if you, as a beneficial owner so abstain on either or both proxy cards, your abstention will result in your shares not being counted towards our obtaining the Special Meeting Percentage (as defined below) for calling the applicable Special Meeting. Accordingly, please complete any voting instruction form provided to you by the person responsible for your account and grant your proxy to request one or both of the Special Meetings or contact the person responsible for your account and give instructions for a WHITE proxy card and a BLUE proxy card to be signed representing your shares of Depomed common stock, in each case by the informal target deadline of September 30, 2015.

Horizon Pharma Solicitations Background

On September 8, 2015, Horizon Pharma, together with its subsidiary, Horizon Pharma, Inc. (the “Horizon Sub”), filed with the U.S. Securities and Exchange Commission (the “SEC”), and subsequently delivered to Depomed shareholders, a definitive solicitation statement commencing solicitation of the foregoing proxies (the “Solicitation Statement”). As detailed in the Solicitation Statement, Horizon Pharma began such solicitations following months of the Depomed Board’s and Depomed management’s refusal to meaningfully engage with us regarding a proposed all-stock acquisition of Depomed by Horizon Pharma.

Submission Deadlines

Formal Submission Deadlines

Further, to properly request that Depomed call the Special Meetings, we must submit the requests, together with the applicable proxies, such that Depomed validly receives them within 30 days of the Special Meetings’ applicable request record date. A request record date is a record date set by the Depomed board pursuant to Depomed’s current bylaws following a request to do so by a shareholder, as of which date shareholders are then formally entitled to make a request that Depomed call a special meeting. Such record dates for the call of the Special Meetings are October 29, 2015, for the Removal and Bylaw Amendments Special Meeting and November 13, 2015, for the Election Special Meeting. Consequently, the outside legal date by which Depomed must be in receipt of the WHITE proxy cards (together with our applicable special meeting request form) is November 28, 2015 and of the BLUE proxy cards (together with our applicable special meeting request form) is December 13, 2015.

Informal Target Submission Deadline

Nevertheless, Depomed shareholders wishing to join us in calling the Special Meetings have been asked to submit their applicable proxy cards, voting instruction form or otherwise give instructions to the person responsible for your account by September 30, 2015.

Connaught House, 1st Floor, 1 Burlington Road, Dublin 4, Ireland

Right to Submit or Revoke Proxy Cards After the Informal Target Submission Deadline

Following September 30, 2015 and until Horizon Pharma exercises the granted proxies by submitting the applicable special meeting request forms to Depomed, Depomed shareholders who have submitted proxy cards, a voting instructions form or otherwise given instructions to persons responsible for their account may in each case revoke the proxy cards or such instructions by submitting an instrument, a later-dated applicable proxy card or voting instruction form or instruction doing so to MacKenzie Partners or the persons responsible for their accounts, as applicable. Depomed shareholders who have not yet submitted proxy cards to MacKenzie Partners, completed any voting instruction form provided to them by the persons responsible for their accounts or otherwise instructed the persons responsible for their accounts but who wish to do so will still be able to do so after September 30, 2015. We expect to file a press release disclosing our exercise of such proxies and the submission of each special meeting request form.

If, as you are being asked, you submit a proxy card, voting instruction form or otherwise give instructions to the person responsible for your account to join us in calling either or both of the Special Meetings before the applicable request record date for the Special Meetings but sell your shares of Depomed common stock prior to such applicable request record date, then your previously owned shares of Depomed common stock will NOT be included towards our obtaining the Special Meeting Percentage for calling the applicable Special Meetings. If this becomes the case, please promptly call MacKenzie Partners, our proxy solicitor, toll-free at (800) 322-2885, to notify us.

If we receive WHITE proxy cards, together with Horizon Pharma’s shares of Depomed common stock, amounting to the Special Meeting Percentage, we will submit such proxies and applicable special meeting request form to Depomed as soon as practicable in order to call the Removal and Bylaw Amendments Special Meeting. If we also receive BLUE proxy cards, together with Horizon Pharma’s shares of Depomed common stock, amounting to the Special Meeting Percentage, we will submit such proxies, together with the applicable special meeting request form, to Depomed as soon as practicable in order to call the Election Special Meeting.

As permitted under the Depomed bylaws and California law, once we become entitled to do so, we expect to request that Depomed call each of the Special Meetings for a time not less than thirty-five (35) nor more than sixty (60) days from the date such applicable request is received by Depomed. If we are able to do so, we intend to request that the Special Meetings each be held as of the same date.

We also remind Depomed shareholders that by delivering the WHITE proxy card and/or the BLUE proxy card to MacKenzie Partners or any voting instruction form to the persons responsible for their accounts, you are not committing to cast any particular vote in respect of, nor are you granting us any proxy to vote on, any proposal to be brought before the Special Meetings.

Connaught House, 1st Floor, 1 Burlington Road, Dublin 4, Ireland

YOUR SUPPORT IS EXTREMELY IMPORTANT – SUBMIT YOUR WHITE AND BLUE PROXY CARDS AND/OR VOTING INSTRUCTION FORMS BY THE INFORMAL TARGET DATE OF SEPTEMBER 30, 2015

Thank you for your support and please don’t hesitate to contact us with any questions.

Timothy P. Walbert

Chairman, President and Chief Executive Officer

Horizon Pharma plc

Connaught House, 1st Floor, 1 Burlington Road, Dublin 4, Ireland

IMPORTANT CONTACT INFORMATION

If you have any questions about completing, executing and dating your WHITE and BLUE proxy cards, or delivering the document to MacKenzie Partners, or otherwise require assistance, please contact:

105 Madison

Avenue

New York, NY

10016

Email: depomed@mackenziepartners.com

(212) 929-5500 (Call Collect)

Call toll-free: (800) 322-2885

Please complete, sign and date the enclosed WHITE and BLUE proxy cards and return the document to MacKenzie Partners in the postage-paid envelope enclosed with the Solicitation Statement. If you hold your shares through a bank or broker telephone and internet voting may be available, please see the voting instruction form enclosed with Solicitation Statement for details.

Connaught House, 1st Floor, 1 Burlington Road, Dublin 4, Ireland

Other Information

About Horizon Pharma plc

Horizon Pharma plc is a biopharmaceutical company focused on improving patients’ lives by identifying, developing, acquiring and commercializing differentiated and accessible medicines that address unmet medical needs. The Company markets seven medicines through its orphan, primary care and specialty business units. Horizon Pharma’s global headquarters are in Dublin, Ireland. For more information, please visit www.horizonpharma.com. Follow @HZNPplc on Twitter or view careers on our LinkedIn page.

Forward-Looking Statements

This press release contains forward-looking statements, including, but not limited to, statements related to Horizon Pharma’s offer to exchange its ordinary shares for all issued and outstanding shares of Depomed’s stock and the potential strategic and financial benefits thereof, the future financial performance and prospects of each of Horizon Pharma and Depomed, Horizon Pharma’s business strategy and plans, and other statements that are not historical facts.

These forward-looking statements are based on Horizon Pharma’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks that the conditions to the exchange offer will not be satisfied, Horizon Pharma will ultimately not pursue a transaction with Depomed or Depomed will reject engaging in any transaction with Horizon Pharma; if the conditions of the exchange offer are satisfied and/or a transaction is negotiated between Horizon Pharma and Depomed, risks related to Horizon Pharma’s ability to complete the acquisition on the proposed terms; the possibility that competing offers will be made; risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized; risks related to future opportunities and plans for the combined company, including uncertainty of the expected financial performance and results of the combined company following completion of the proposed acquisition; disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; and the possibility that if the combined company does not achieve the perceived benefits of the proposed acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Horizon Pharma’s shares could decline, as well as other risks related to the Horizon Pharma and Depomed businesses, including the ability to grow sales and revenues from existing products; competition, including potential generic competition; the ability to protect intellectual property and defend patents; regulatory obligations and oversight; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Horizon Pharma’s and Depomed’s respective filings and reports with the SEC. Horizon Pharma undertakes no duty or obligation to update any forward-looking statements contained in this communication as a result of new information, except as required by applicable law or regulation.

Connaught House, 1st Floor, 1 Burlington Road, Dublin 4, Ireland

Additional Information

This press release does not constitute an offer to buy or solicitation of any offer to sell or vote securities and is for informational purposes only. This letter relates to a solicitation by Horizon Pharma of Depomed’s shareholders to call the Special Meetings to consider the principal proposals described in the Special Meetings Solicitation Statement (as defined below). On September 8, 2015, Horizon Pharma filed a definitive solicitation statement and accompanying WHITE and BLUE proxy cards with the SEC with respect to the solicitation of proxies to call two related Special Meetings of shareholders (including any amendments and supplements, the “Special Meetings Solicitation Statement”). Subject to further developments, Horizon Pharma may file one or more further supplements to the Special Meetings Solicitation Statement and additional solicitation statements and/or one or more proxy statements or other documents with the SEC in connection with such special shareholders meetings, and Horizon Pharma (and, if a negotiated transaction is agreed upon, Depomed) may file one or more registration statements, prospectuses, proxy statements or other documents with the SEC in connection with the offer or any other proposed transaction involving Horizon Pharma and Depomed. This communication is not a substitute for any solicitation statement, proxy statement or other document filed with the SEC in connection with such special shareholders meetings or any registration statement, prospectus, proxy statement or other document Horizon Pharma and/or Depomed may file with the SEC in connection with t any proposed transaction involving Horizon Pharma and Depomed.

If your shares are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name.” Only your broker or other nominee, as the holder of record of your shares, may submit (i) a WHITE proxy card to join us in calling the Removal and Bylaw Amendments Special Meeting and/or (ii) a BLUE proxy card to join us in calling the Election Special Meeting, and your bank, broker or other nominee may do so only with your specific instructions to do so. YOUR BANK, BROKER OR OTHER NOMINEE HAS PROVIDED YOU WITH A SINGLE VOTING INSTRUCTION FORM FOR PURPOSES OF VOTING ON THE MATTERS SET FORTH IN BOTH THE WHITE PROXY CARD AND THE BLUE PROXY CARD. PLEASE READ AND FOLLOW SUCH SINGLE VOTING INSTRUCTION FORM CAREFULLY IF YOU WISH TO JOIN US IN CALLING ONE OR BOTH OF THE SPECIAL MEETINGS. PLEASE NOTE THAT THE SINGLE VOTING INSTRUCTION FORM PERMITS BENEFICIAL OWNERS TO “ABSTAIN” FROM VOTING ON THE MATTERS SET FORTH ON THE WHITE AND BLUE PROXY CARDS; IF YOU, AS A BENEFICIAL OWNER SO ABSTAIN ON EITHER OR BOTH PROXY CARDS, YOUR ABSTENTION WILL RESULT IN YOUR SHARES NOT BEING COUNTED TOWARDS OUR OBTAINING THE SPECIAL MEETING PERCENTAGE FOR CALLING THE APPLICABLE SPECIAL MEETING.

INVESTORS AND SECURITY HOLDERS OF DEPOMED ARE URGED TO READ CAREFULLY THE SPECIAL MEETINGS SOLICITATION STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE AND BLUE PROXY CARDS AND OTHER SOLICITATION STATEMENTS, PROXY STATEMENTS AND DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE SPECIAL SHAREHOLDERS MEETINGS (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS) AND ANY REGISTRATION STATEMENTS, PROSPECTUSES, PROXY STATEMENTS AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH ANY PROPOSED

Connaught House, 1st Floor, 1 Burlington Road, Dublin 4, Ireland

TRANSACTION INVOLVING HORIZON PHARMA AND DEPOMED WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HORIZON PHARMA, DEPOMED, THE SPECIAL MEETINGS OR ANY OTHER PROPOSED TRANSACTION INVOLVING HORIZON PHARMA AND DEPOMED, AS APPLICABLE.

Investors and security holders may obtain free copies of the Special Meetings Solicitation Statement and any other related documents (when they are available) filed with the SEC at the SEC’s web site at www.sec.gov or by directing a request to Horizon Pharma’s Investor Relations department at Horizon Pharma, Inc., Attention: Investor Relations, 520 Lake Cook Road, Suite 520, Deerfield, IL 60015 or to Horizon Pharma’s Investor Relations department at 224-383-3400 or by email to investor-relations@horizonpharma.com. Investors and security holders may obtain free copies of the documents filed with the SEC on Horizon Pharma’s website at www.horizonpharma.com under the heading “Investors” and then under the heading “SEC Filings.”

Special Note Regarding Litigation

As described in the Special Meetings Solicitation Statement, Horizon Pharma is currently challenging Depomed’s bylaw-mandated process for calling a special meeting of shareholders as contrary to California law in a judicial proceeding seeking to protect Depomed shareholders’ franchise rights. With that judicial challenge pending, the Special Meetings Solicitation Statement and accompanying WHITE and BLUE proxy cards that have been distributed to Depomed shareholders reflect Horizon Pharma’s good faith effort to nevertheless comply with what we believe is an onerous process for calling a special meeting of shareholders imposed by the Depomed board of directors. The Superior Court of the State of California, County of Santa Clara, where our judicial challenge is pending, has calendared for November 5, 2015 a hearing on a preliminary injunction motion by the Horizon Sub to enjoin, among other things, the enforcement of Depomed’s bylaws that mandate what we believe to be the onerous process for calling a special meeting of shareholders. On that same date, the Court is also scheduled to hold a hearing on a preliminary injunction motion by Depomed for its claims against Horizon Pharma and the Horizon Sub.

Certain Information Regarding Participants

Horizon Pharma and/or Depomed and their respective directors, executive officers and certain other employees and the Horizon Pharma nominees may be deemed participants in a solicitation of proxies in connection with the requests to call the special shareholders meetings. You can find information about Horizon Pharma’s directors, executive officers and such certain other employees and any individuals Horizon Pharma is seeking to nominate for election to the Depomed board of directors, as described in the Special Meetings Solicitation Statement, in Horizon Pharma’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015, Horizon Pharma’s definitive proxy statement filed with the SEC on May 6, 2015, Horizon Pharma’s Current Report on Form 8-K/A filed with the SEC on July 27, 2015 and the Special Meetings Solicitation Statement and in such other solicitation statements, proxy statements or other documents that would be filed with the SEC in connection with the special shareholders meetings. You can find information about Depomed’s directors, executive officers and its employees who are participants in such solicitation in

Connaught House, 1st Floor, 1 Burlington Road, Dublin 4, Ireland

Depomed’s definitive proxy statement filed with the SEC on April 16, 2015, Depomed’s preliminary revocation statement filed with the SEC on September 14, 2015, the Special Meetings Solicitation Statement and in such other solicitation statements, proxy statements or other documents that would be filed with the SEC in connection with the special shareholders meetings. These documents are available free of charge at the SEC’s web site at www.sec.gov and, with respect to Horizon Pharma, from Investor Relations at Horizon Pharma as described above. Additional information regarding the interests of such potential participants is included in the Special Meetings Solicitation Statement and will be included in one or more registration statements, proxy statements or other documents filed with the SEC if and when they become available.

Connaught House, 1st Floor, 1 Burlington Road, Dublin 4, Ireland